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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported)  December 17, 1998
                                                  ------------------------------


                               ALPHA MICROSYSTEMS
                               ------------------
             (Exact Name of Registrant as Specified in its Charter)



CALIFORNIA                          0-10558                    95-3108178
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(State or Other Jurisdiction      (Commission                 (IRS Employer
 of Incorporation)                 File Number)             Identification No.)



2722 SOUTH FAIRVIEW STREET, SANTA ANA, CALIFORNIA                  92704
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(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code (714) 957-8500
                                                   -----------------------------


                                 NOT APPLICABLE
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         (Former Name or Former Address, If Changed Since Last Report.)


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ITEM 8. CHANGE IN FISCAL YEAR

        On December 17, 1998, the Board of Directors of Alpha Microsystems approved a change in the Company's fiscal year end from the last Sunday in February to December 31. A transition report on Form 10-K will be filed for the period from February 23, 1998 through December 31, 1998.
















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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 17, 1998                           ALPHA MICROSYSTEMS

                                              By: /s/ Douglas J. Tullio
                                                  ------------------------------
                                                  Douglas J. Tullio
                                                  President and Chief Executive
                                                  Officer




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